UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 16, 2015

ENERGIZER HOLDINGS, INC.
(Exact Name of registrant as Specified in its Charter)

Missouri (State or other jurisdiction of incorporation or organization)	001-36837 (Commission File Number)	36-4802442 (I.R.S. Employee Identification Number)

533 Maryville University Drive
St. Louis, Missouri 63141
(Address of Principal Executive Offices, Including Zip Code)

314- 985-2000
(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2015, the board of directors (the “Board”) of Energizer Holdings, Inc. (the “Company”) approved an amendment to the Company’s Equity Incentive Plan (as amended, the “EIP”) to expand the list of performance measures with respect to performance-based awards that may be granted under the EIP for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, as well as the permitted adjustments to those performance measures that the Nominating and Executive Compensation Committee of the Board may make.

A description of the terms of the EIP can be found in the Information Statement under the section entitled “Executive Compensation - Compensation Discussion and Analysis - Anticipated Compensation Program Design Following the Separation,” which description is incorporated by reference herein. Such description is only a summary and does not purport to be complete and is qualified in its entirety by reference to the form of EIP filed as Exhibit 10.1 and Exhibit 10.2 hereto, which exhibits are incorporated by reference.

Item 7.01 Regulation FD Disclosure
On November 16, 2015 Energizer Holdings, Inc. announced that its Board of Directors declared a quarterly dividend of twenty-five cents ($0.25) per share on its Common Stock, payable on December 16, 2015 to all shareholders of record as of the close of business on November 30, 2015. A copy of the press release announcing the dividend declaration is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
ENERGIZER HOLDINGS, INC.
By:  /s/ Brian K. Hamm
Brian K. Hamm
Chief Financial Officer

Dated: November 18, 2015

EXHIBIT INDEX

Exhibit No.	Description
10.1
Energizer Holdings, Inc. Equity Incentive Plan, incorporated by reference to Exhibit 10.4 of the Company’s Amendment No. 3 to the Registration Statement on Form 10 filed with the Securities and Exchange Commission on May 27, 2015.

10.2	First Amendment to the Energizer Holdings, Inc. Equity Incentive Plan
99.1	Press Released dated November 16, 2015

4